                                                                  EXHIBIT 10.3


                         HERITAGE TITLE INSURANCE, LTD.
                         9400 Gladiolus Drive, Suite 290
                              Fort Myers, FL 33908
                            Telephone: (941) 433-0993
                            Facsimile: (941) 433-4004



                                                             CASE#: HTIL-97-2032



Date:    February 26, 1997
Grantor: SEYMOUR G. MANDELL

Grantee: FLORDECO LTD., a Florida Limited Partnership

Property:
         per legal description attached hereto, Fort Myers, Florida

                                                   Credits              Charges
                                                  ---------           ----------
Exchange Value                                                         60,000.00

Closing Costs:
Settlement Fee                                                            100.00
Abstract Search                                                           100.00
Title Examination                                                          50.00
Title Insurance                                                           345.00
Courier Fees (Fed-Ex)                                                      30.00
Recording Deed                                                             10.50
State Stamps on Deed                                                      420.00
                                                  ---------           ----------

Sub-Totals                                             0.00            61,055.50

Balance Due From Grantee at Closing               61,055.50           $  (60,000)

($60,000) Amount netted by exchange of
5 pd units Flordeco Ltd. for property
                                                  ---------           ----------
Totals                                            61,055.50            61,055.50

This Closing Statement is accepted and approved by the undersigned grantee who authorizes the closing agent to disburse their funds in accordance herewith.

                                              /s/ Allan Fox
                                             -----------------------------------
                                             FLORDECO LTD., a Florida
                                             Limited Partnership




Revised Closing Statement

                                   Schedule A

The East half (E1/2) of the Northeast quarter (NE1/4) of the Southwest quarter (SW1/4) of the Northeast quarter (NE1/4) of Section 3, Township 45, Range 25, Lee County, Florida. The same being subject to the reservation of the South 33' thereof for perpetual road right-of-way purposes.

Also the West half (W1/2) of the Northwest quarter (NW1/4) of the Southeast quarter (SE1/4) of the Northeast quarter (NE1/4) of Section 3, Township 45, Range 25, Lee County, Florida. The same being subject to the reservation of the South 33' thereof for perpetual road right-of-way purposes.

Also the West half (W1/2) of the Northeast quarter (NE1/4) of the Southwest quarter (SE1/4) of the Northeast quarter (NE1/4) of Section 3, Township 45, Range 25, Lee County, Florida. The same being subject to the reservation of the South 33' thereof for perpetual road right-of-way purposes.

                         HERITAGE TITLE INSURANCE, LTD.
                              COMPLIANCE AGREEMENT



STATE OF FLORIDA

COUNTY OF Lee

BUYER: FLORDECO LTD., a Florida Limited Partnership

SELLER: SEYMOUR C. MANDELL

PROPERTY ADDRESS: per legal attached

The undersigned and in consideration of the above referenced, agrees if requested by Closing Agent to fully cooperate and adjust for clerical errors, any or all closing documents deemed necessary or desirable in the reasonable discretion of Closing Agent to enable clear title.

         The undersigned do hereby so agree and covenant in order to assure that the documentation executed this date will and be acceptable for the issuance of a Title Insurance Policy by the Closing Agent.

DATED effective     day of February, 1997

 /s/ Allan E. Fox
-------------------------------
ALLAN E. FOX for FLORDECO LTD., a Florida Limited Partnership




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-------------------------------
SEYMOUR C. MANDELL




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File No. HTIL-97-2032

                              BUYERS GAP AFFIDAVIT



STATE OF FLORIDA

COUNTY OF LEE


         BEFORE ME, the undersigned authority, personally appeared Allan E. Fox of Flordeco Ltd, a Florida limited partnership who, after being by me first duly sworn, deposes and says:


That the Affiant is/are buying this date, the following described property, to wit:

THE EAST HALF (E1/2) OF THE NORTHEAST QUARTER (NE1/4) OF THE SOUTHWEST QUARTER (SW1/4) OF THE NORTHEAST QUARTER (NE1/4) OF SECTION 3, TOWNSHIP 45, RANGE 25, LEE COUNTY, FLORIDA. THE SAME BEING SUBJECT TO THE RESERVATION OF THE SOUTH 33' THEREOF FOR PERPETUAL ROAD RIGHT-OF-WAY PURPOSES.

ALSO THE WEST HALF (W1/2) OF THE NORTHWEST QUARTER (NW1/4) OF THE SOUTHEAST QUARTER (SE1/4) OF THE NORTHEAST QUARTER (NE1/4) OF SECTION 3, TOWNSHIP 45, RANGE 25, LEE COUNTY, FLORIDA. THE SAME BEING SUBJECT TO THE RESERVATION OF THE SOUTH 33' THEREOF FOR PERPETUAL ROAD RIGHT-OF-WAY PURPOSES.

ALSO THE WEST HALF (W1/2) OF THE NORTHEAST QUARTER (NE1/4) OF THE SOUTHWEST QUARTER (SE1/4) OF THE NORTHEAST QUARTER (NE1/4) OF SECTION 3, TOWNSHIP 45, RANGE 25, LEE COUNTY, FLORIDA. THE SAME BEING SUBJECT TO THE RESERVATION OF THE SOUTH 33' THEREOF FOR PERPETUAL ROAD RIGHT-OF-WAY PURPOSES.


         That there are no matters pending against Affiant that could give rise to a lien that would attach to the property between 1/28/97, Title Insurance Commitment #CM-1-1205-137 and the date of the recording of the Deed.

That Affiant has not and will not execute any instrument that would adversely affect the title to the property prior to the recording of the Deed.



FURTHER AFFIANT(S) SAYETH NOT.


 /s/ Allan E. Fox
-------------------------------
ALLAN E. FOX FOR FLORDECO LTD., A FLORIDA LIMITED PARTNERSHIP




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Social Security Number




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Social Security Number



SWORN TO AND SUBSCRIBED before me, this,      day of February, 1997.




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NOTARY PUBLIC:

PRINTED NAME:
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